united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23066

Northern Lights Fund Trust IV

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company____

1209 Orange Street, Wilmington, DE  19801_____

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 8/31

Date of reporting period: 8/31/20

Item 1. Reports to Stockholders.

Sage ESG Intermediate Credit ETF

GUDB

August 31, 2020

Annual Report

Advised by:
Sage Advisory Services LTD Co.
5900 Southwest Parkway
Building 1
Austin, TX 78735-6202

Distributed by Northern Lights Distributors, LLC
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.SageETFs.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (as a broker-dealer or bank).

Annual Letter to Shareholders of the Sage ESG Intermediate Credit ETF (GUDB)

Since 2005 a key initiative at Sage has been to provide our clients with Responsible Investing options. As part of this ongoing and important effort we are proud to have created the first intermediate duration credit ETF that integrates and optimizes for Environmental, Social and Governance (ESG) factors. In September 2017, we launched the Sage ESG Intermediate Credit ETF (the “Fund”), for which we strive to include the most sustainable investments in this asset class with the most attractive relative returns. We would like to thank our supporters and fund investors for making this advancement possible.

Because the Fund was launched in late 2017 and is still regarded as relatively new, we would like to briefly review its core investment objective, strategy, and purpose.

Investment Objective

The Fund seeks to provide investors access to a portfolio of investment grade credit bonds issued by companies with strong fundamentals and best-in-class ESG (Environmental, Social, Governance) characteristics. The Fund seeks to replicate investment results that generally correspond, before fees and expenses, to the performance of the Sage ESG Intermediate Credit Index. The Sage ESG Intermediate Credit Index is created via a systematic, rules-based approach to identify securities from the Bloomberg Barclays Capital U.S. Intermediate Credit Bond Index that have optimal ESG ratings, while closely aligning duration and risk characteristics to the Bloomberg index.

Principal Investment Strategy

The Fund generally seeks to invest at least 80% of its total assets in the component securities of the Sage ESG Intermediate Credit Bond Index (the “Index”). The Index consists of corporate bonds selected from the Bloomberg Barclays Capital U.S. Intermediate Credit Bond Index that meet Environmental, Social, and Governance (ESG) criteria developed by the Sage ESG Research Team and powered by Wilshire. The Index is constructed using a rules-based methodology and consists of investment grade domestic and U.S. dollar denominated foreign credit bonds, representing each industry sector in proportion to the sectors that make up the Bloomberg Barclay’s Capital U.S. Intermediate Credit Bond Index. The bonds in the Index are also consistent with the duration, maturity and yield curve positioning in the Bloomberg Barclay’s Capital U.S. Intermediate Credit Bond Index. The Index subscribes to the philosophy that companies with more sustainable corporate policies will keep pace with nonESG portfolios while promoting positive ESG characteristics. Companies with high ESG scores are better actors both environmentally and fiscally, and financial benefits should accrue to bondholders over time by holding companies with the highest standards relative to ESG factors. The process results in the Index, as well as the

8029-NLD-10/6/2020

Fund, consisting primarily of corporate bonds that display strong fundamentals and positive ESG characteristics.

The Adviser uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics, fundamental characteristics and liquidity measures similar to those of an underlying index. The Fund may or may not hold all of the securities in the Index.

Fund Performance Review (as of 8/31/2020)

Despite the generally tumultuous environment for financial markets over the last 8 months, the Fund has performed comparatively well during this period. The Fund’s performance was marginally impacted by the bouts of lower market liquidity and higher trade transaction costs that occurred during the Fund’s rebalancing this past Spring. This caused the Fund to slightly underperform the ESG and broad credit market indexes. Since the Spring, the Fund’s performance has become more closely aligned with the movements of the broad investment grade credit market indexes. We believe that heading into the last few months of the year, the Fund’s investment orientation to high-quality, solid ESG credits should serve investors well.

Fund & Index Performance	1M	3M	6M	1YR	Since Inception	Inception Date
Sage ESG Intermediate Credit ETF	-0.08%	2.16%	2.86%	5.85%	4.68%	10/30/2017
Sage ESG Intermediate Credit Index *	-0.07%	2.39%	3.12%	6.37%	5.27%	10/30/2017
Bloomberg Barclays U.S. Intermediate Credit Index **	-0.01%	2.83%	3.06%	6.39%	5.22%	10/30/2017

Since inception and over the last year, the Fund’s performance has proved to be comparatively less volatile from a standard deviation perspective versus the broad market index and this has resulted in better risk-adjusted performance based upon the Fund’s Sharpe and Sortino Ratios.

One Year Risk Characteristics***
Fund & Index Performance	Annualized Standard Deviation	Sharpe Ratio	Sortino Ratio
Sage ESG Intermediate Credit ETF	6.00	0.83	1.16
Sage ESG Intermediate Credit Index	6.11	0.84	1.17
Bloomberg Barclays U.S. Intermediate Credit Index	6.40	0.81	1.09

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Since Inception Risk Characteristics***
Fund & Index Performance	Annualized Std Dev	Sharpe Ratio	Sortino Ratio
Sage ESG Intermediate Credit ETF	4.08	0.80	1.23
Sage ESG Intermediate Credit Index	4.14	0.85	1.30
Bloomberg Barclays U.S. Intermediate Credit Index	4.34	0.80	1.20

*	The Sage ESG Intermediate Credit Index consists of corporate bonds selected from the Barclays Capital U.S. Intermediate Credit Bond Index that meet Environmental, Social and Governance (ESG) criteria jointly developed by the adviser. The Fund’s portfolio holdings may differ significantly from the securities held in the Index, and unlike an exchange traded fund (“ETF”), an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. Investors may not invest directly in an index.

**	The Bloomberg Barclays U.S. Intermediate Credit Index measures the investment grade, US dollar-denominated, fixed-rate, taxable corporate and government-related bond markets with a maturity greater than 1 year and less than 10 years. Investors may not invest directly in an index.

***	All results are based on monthly observations as of 8/31/2020. Inception date 11/1/2017

Fund ESG Evaluations

It is also well worth noting that the Fund has once again maintained its High Sustainability Rating and 5 Globe Score from Morningstar. The Morningstar Sustainability Rating is a measure of how well the holdings in a portfolio are managing their environmental, social, and governance, or ESG, risks and opportunities relative to their Morningstar category peers. Additionally, the Fund received a comparatively strong Morningstar Portfolio Sustainability Score of 21.36. This score placed the Fund in the top 5% out of 833 Funds in the Morningstar Global Category that were scored as of July 31, 2020.

The Fund has also received an MSCI ESG rating of A and according to MSCI’s evaluation, it ranks in the 93rd percentile within the Broad USD Corporates peer group and in the 65th percentile within its global universe of approximately 34,000 funds.

Market Environment & Outlook

Only a sequence of superlatives can describe the year in markets: the fastest drawdown in stock market history and the most intense recession ever, followed by the sharpest economic and market recovery – all in less than three quarters of 2020. The unpredictable emergence and spread of the COVID-19 pandemic served as the catalyst that set the wheels of volatility in

8029-NLD-10/6/2020

motion in March. Economic shutdowns on a global scale resulted in nearly every sector of the economy rushing to raise cash, which resulted in selling pressure of assets in March, threatening to throw the financial system into crisis. The Federal Reserve led the charge of policy stimulus, lowering overnight rates to zero and injecting over $1.3 Trillion of liquidity into the global economy through QE and other crisis-era stimulus programs such as the purchase of municipal and corporate bonds. The passage of the CARES Act in Congress provided funding to affected industries and U.S. households, which buoyed the economy through the summer. As COVID cases started to fall, the economic recovery took hold at a faster pace than forecasted. The second quarter transitioned rapidly from a bear to bull market environment which largely remained in force through the first three quarters of this year.

Fixed income markets were extremely volatile and became highly illiquid by mid-March, as selling pressure became extreme and cash needs spiked. Credit markets started their recovery at the end of the first quarter after the Federal Reserve introduced aggressive, open-ended quantitative easing operations and a host of other measures, after initially cutting the Federal Funds rate to zero. Ten-year U.S. Treasury yields declined from 1.9% to a low of 0.31% and ended up at 0.70% on August 31, 2020. Investment grade corporate spreads peaked at 375 basis points above treasuries at the depths of the COVID crisis but recovered along with other risk assets and ended August 31, 2020 at 129 basis points. The year is turning out to be a strong one for fixed income total returns, as the Barclays Aggregate Bond Index registered a return of +6.85% while Corporate bonds returned +6.94%, and Treasuries +8.75% through August 31, 2020.

Our outlook through the balance of 2020 is one of moderate economic recovery, powered by continued economic growth and policy stimulus. The underlying economy continues to grow steadily after a V-shaped recovery from the negative growth shock due to COVID. Based on the Atlanta Federal Reserve, the U.S. economy is expected to report a 32% GDP growth rate in the third quarter. Additionally, based on recent data releases, we believe the economy will continue to mount a modest recovery into the end of the year, particularly in goods-related areas such as logistics and manufacturing. The trend of fiscal stimulus through additional government recovery and relief spending as well as further tax cuts will likely continue, and the Federal Reserve has signaled a commitment to maintain a zero interest-rate environment for the next several years. On balance, we believe the tremendous accommodation from the Federal Reserve should result in interest rates remaining low and this should be a favorable tailwind for global credit markets.

The two big wildcards through the balance of the year are the presidential election and the course of the COVID-19 crisis. With regard to the election, we believe that regardless of the outcome, both parties will not immediately enact policies restrictive to economic growth whether in the form of tax cuts or reduced government spending, which would be supportive to further near-term economic expansion. We also recognize the potential adverse market risks associated with the possibility of a contested election as well as the concerns related to the COVID-19 infection of the Presidential contenders. We continue to closely monitor these election related risk

8029-NLD-10/6/2020

variables. In general, we believe that any negative influences that might come from these risks would be more challenging for the higher risk segments of the investment markets but less so for the conservative high-quality fixed income credit sectors represented in the Fund.

The specter of COVID-19 continues to hang over our society and the investment markets while we wait for an effective vaccine and improved therapeutic treatments. Given the vaccine “arms race” taking place globally and the growing body of knowledge about the virus, we believe that the probability of a Federal government mandated economy-wide shut down, similar to March 2020, is very low as governments globally have opted to contain the virus through local restrictions. However, the economy is still not as open as it was pre-COVID, and the threat of bankruptcies remain in the credit markets. Ultimately, the Federal Reserve has shown a willingness to stabilize and backstop U.S. credit markets through their special credit facilities which can purchase corporate bonds (both IG and HY), municipal bonds, commercial paper, among other fixed income securities. This policy support should buoy the credit markets as it contends with the threat of a possible pick up in business loan and bond defaults. To be sure, the markets remain vulnerable to significant credit rating downgrades from, but we believe that most of these will be contained to the below investment-grade quality sector.

The environment described by our outlook remains a favorable one for the Fund to provide competitive relative risk-adjusted performance versus a conventional corporate index. We believe the Fund’s focus on companies with strong balance sheets, strong ESG practices, and ample liquidity should serve as an advantage to investors going into the balance of the year.

Sincerely,

Sage Advisory Services, Ltd. Co.

Rankings are only one form of performance and should not be used as the sole factor in making an investment decision.

*	The MSCI ESG Fund Quality Score measures the ability of underlying holdings to manage key medium-to long-term risks and opportunities arising from environmental, social, and governance factors. The Fund Percentile Rank measures how a fund’s overall ESG Quality Score ranks relative to other funds in the same peer group.

MSCI ESG Fund Ratings are designed to measure the Environmental, Social and Governance (ESG) characteristics of a fund’s underlying holdings, making it possible to rank or screen mutual funds and ETFs on a AAA (leader) to CCC (laggard) ratings scale. The rating is based first on the weighted average score of the holdings of the fund or ETF. We then assess ESG momentum to gain insight into the funds’ ESG track record, which is designed to indicate a fund’s exposure to holdings with a positive rating trend or worsening trend year over year. Finally, we review the ESG tail risk to understand the fund’s exposure to holdings with worst-of-class ESG Ratings of B and CCC.

© 2020 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are

8029-NLD-10/6/2020

responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Based on Morningstar U.S. Fixed Income Category. The Morningstar Sustainability Rating is a measure of how well the holdings in a portfolio are managing their environmental, social, and governance, or ESG, risks and opportunities relative to their Morningstar Category peers. The rating is a holdings-based calculation using company-level ESG analytics from Sustainalytics, a leading provider of ESG research. The rating ranges from “Low” to “High” on a 1-5 scale, represented by the number of “globes” the fund receives. The Morningstar Portfolio Sustainability Score is an asset-weighted average of Sustainalytics’ company-level ESG Risk Score. The Sustainalytics’ company-level ESG Risk Score measures the degree to which a company’s economic value may be at risk driven by ESG factors. Like the ESG Risk Scores, the Portfolio Sustainability Score is rendered on a 0-100 scale, where lower scores are better, using an asset-weighted average of all covered securities. To receive a Portfolio Sustainability Score, at least 67% of a portfolio’s assets under management (long positions only) must have a company ESG Risk Rating. The percentage of assets under management of the covered securities is rescaled to 100% before calculating the Portfolio Sustainability Score.

8029-NLD-10/6/2020

Sage ESG Intermediate Credit ETF
PORTFOLIO REVIEW (Unaudited)
August 31, 2020

Average Annual Total Return through August 31, 2020*, as compared to its benchmarks:

	One Year	Since Inception (a)
Sage ESG Intermediate Credit ETF	5.85%	4.68%
Sage ESG Intermediate Credit ETF - Market Price	5.70%	4.68%
Bloomberg Barclays Capital U.S. Intermediate Credit Bond Index **	6.39%	5.22%
Sage ESG Credit Bonds Index ***	6.37%	5.27%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when sold, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the sale of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Performance data current to the most recent month end may be obtained by visiting www.sageETFs.com. The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least December 31, 2020 to ensure that total annual fund operating expenses after fee waiver and/or expense reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation) will not exceed 0.35% of the Fund’s average net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years (within the three years after the fees have been waived or reimbursed), if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. This agreement may be terminated only by the Trust’s Board of Trustees on 60 days’ written notice to the Fund’s adviser. Please review the Fund’s most recent prospectus for more detail on the fee waiver and expense reimbursements. The Fund’s total annual operating expenses (gross) are 1.29% per the most recent prospectus.

The Fund’s per share net asset value or NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing registered investment company shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

**	The Bloomberg Barclays Capital U.S. Intermediate Credit Bond Index measures the investment grade, US dollar-denominated, fixed-rate, taxable corporate and government-related bond markets with a maturity greater than 1 year and less than 10 years. Investors may not invest directly in an index.

***	The Sage ESG Credit Bonds Index consists of corporate bonds selected from the Barclays Capital U.S. Intermediate Credit Bond Index that meet Environmental, Social and Governance (“ESG”) criteria jointly developed by the adviser and Sustainalytics. The Fund’s portfolio holdings may differ significantly from the securities held in the Index, and unlike an exchange traded fund (“ETF”), an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. Investors may not invest directly in an index.

(a)	Inception date is October 30, 2017.

Comparison of the Change in Value of a $10,000 Investment

Portfolio Composition as of August 31, 2020:

Sectors	Percentage of Net Assets
Banking	12.3%
Institutional Financial Services	8.6%
Electric Utilities	6.5%
Technology Hardware	6.3%
Medical Equipment & Devices	6.1%
REIT	6.1%
Semiconductors	4.9%
Biotechnology & Pharmaceutical	4.4%
Telecommunications	4.4%
Oil & Gas Producers	3.9%
Other Assets Less Liabilities	36.5%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

Sage ESG Intermediate Credit ETF
SCHEDULE OF INVESTMENTS
August 31, 2020

Par Value		Coupon Rate (%)	Maturity	Fair Value
	BONDS - 96.9%
	ADVERTISING & MARKETING - 0.8%
$140,000	Omnicom Group, Inc.	2.4500	4/30/2030	$145,044

	AEROSPACE/DEFENSE - 1.0%
166,000	Northrop Grumman Corp.	3.2500	1/15/2028	188,030

	ASSET MANAGEMENT - 0.5%
80,000	Charles Schwab Corp.	3.8500	5/21/2025	91,771

	BANKING - 12.3%
194,000	Bank of America Corp.	3.5000	4/19/2026	220,276
5,000	Bank of America Corp., Quarterly US LIBOR +0.78% *	3.5500	3/5/2024	5,355
197,000	Bank of America Corp.	4.4500	3/3/2026	228,519
220,000	Bank of Montreal	1.9000	8/27/2021	223,654
202,000	Bank of Nova Scotia	4.5000	12/16/2025	235,165
220,000	KeyCorp.	2.5500	10/1/2029	235,146
75,000	KeyCorp.	4.1000	4/30/2028	88,218
210,000	PNC Financial Services Group, Inc.	3.1500	5/19/2027	236,693
85,000	PNC Financial Services Group, Inc.	3.4500	4/23/2029	98,692
208,000	Royal Bank of Canada	3.7000	10/5/2023	228,287
220,000	Toronto-Dominion Bank	1.9000	12/1/2022	227,695
220,000	Toronto-Dominion Bank	3.2500	6/11/2021	225,257
				2,252,957
	BEVERAGES - 3.6%
220,000	Coca-Cola Co.	1.5500	9/1/2021	222,803
190,000	Keurig Dr Pepper, Inc.	4.4170	5/25/2025	220,478
215,000	PepsiCo, Inc.	3.1000	7/17/2022	225,225
				668,506
	BIOTECHNOLOGY & PHARMACEUTICAL - 4.4%
215,000	Biogen, Inc.	3.6250	9/15/2022	228,802
213,000	Gilead Sciences, Inc.	3.2500	9/1/2022	224,000
129,000	Gilead Sciences, Inc.	3.6500	3/1/2026	148,093
190,000	Pfizer, Inc.	3.0000	12/15/2026	216,793
				817,688
	CHEMICALS - 1.2%
215,000	Avery Dennison Corp.	2.6500	4/30/2030	229,053

	COMMERCIAL SUPPORT SERVICES - 1.0%
178,000	Waste Management, Inc.	2.4000	5/15/2023	187,096

	E-COMMERCE DISCRETIONARY - 1.2%
215,000	eBay, Inc.	1.9000	3/11/2025	225,771

	ELECTRIC UTILITIES - 6.5%
133,000	DTE Energy Co.	2.2500	11/1/2022	137,787
196,000	DTE Energy Co.	3.8000	3/15/2027	221,132
155,000	Exelon Corp.	3.4970	6/1/2022	162,343
216,000	Exelon Generation Co. LLC	3.4000	3/15/2022	224,967
222,000	PSEG Power LLC	3.0000	6/15/2021	226,153
200,000	Public Service Electric and Gas Co.	3.0000	5/15/2027	222,295
				1,194,677
	FOOD - 1.7%
85,000	Kraft Heinz Foods Co.	4.6250	1/30/2029	96,401
203,000	McCormick & Co., Inc.	3.1500	8/15/2024	221,260
				317,661

See accompanying notes to financial statements.

Sage ESG Intermediate Credit ETF
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2020

Par Value		Coupon Rate (%)	Maturity	Fair Value

	BONDS - 96.9% (Continued)
	HEALTH CARE FACILITIES & SERVICES - 3.6%
$172,000	CVS Health Corp.	2.8750	6/1/2026	$187,625
213,000	CVS Health Corp.	3.5000	7/20/2022	224,582
90,000	HCA, Inc.	4.1250	6/15/2029	103,809
132,000	UnitedHealth Group, Inc.	3.3500	7/15/2022	139,482
				655,498
	HOME & OFFICE PRODUCTS - 0.5%
75,000	Whirlpool Corp.	4.7500	2/26/2029	92,014

	HOUSEHOLD PRODUCTS - 1.2%
189,000	Kimberly-Clark Corp.	3.9500	11/1/2028	227,721

	INSTITUTIONAL FINANCIAL SERVICES - 8.6%
205,000	Bank of New York Mellon Corp.	3.0000	10/30/2028	230,031
95,000	Bank of New York Mellon Corp.	3.2500	5/16/2027	107,883
110,000	Goldman Sachs Group, Inc.	3.0000	4/26/2022	111,813
95,000	Goldman Sachs Group, Inc.	3.8500	1/26/2027	108,340
85,000	Jefferies Group LLC / Jefferies Group Capital Finance, Inc.	4.1500	1/23/2030	96,168
218,000	Morgan Stanley	2.6250	11/17/2021	223,864
214,000	Morgan Stanley	3.1250	1/23/2023	227,001
206,000	State Street Corp.	2.6500	5/19/2026	228,362
210,000	State Street Corp.	3.5500	8/18/2025	239,695
				1,573,157
	LEISURE FACILITIES & SERVICES - 1.2%
210,000	Marriott International, Inc.	4.1500	12/1/2023	222,571

	LEISURE PRODUCTS - 2.0%
218,000	Hasbro, Inc.	3.0000	11/19/2024	231,199
122,000	Hasbro, Inc.	3.5500	11/19/2026	129,006
				360,205
	MACHINERY - 2.5%
210,000	CNH Industrial Capital LLC	4.2000	1/15/2024	226,190
210,000	CNH Industrial NV	4.5000	8/15/2023	226,153
				452,343
	MEDICAL EQUIPMENT & DEVICES - 6.1%
193,000	Abbott Laboratories	3.4000	11/30/2023	211,408
217,000	DH Europe Finance II Sarl	2.2000	11/15/2024	230,039
214,000	DH Europe Finance II Sarl	2.6000	11/15/2029	233,560
216,000	Medtronic, Inc.	3.1500	3/15/2022	225,452
196,000	Medtronic, Inc.	3.5000	3/15/2025	220,764
				1,121,223
	METALS & MINING - 1.4%
220,000	Rio Tinto Finance USA Ltd.	3.7500	6/15/2025	249,304

	OIL & GAS PRODUCERS - 3.9%
215,000	BP Capital Markets America, Inc.	3.2160	11/28/2023	232,008
90,000	ONEOK, Inc.	2.2000	9/15/2025	89,521
135,000	Total Capital International SA	3.4550	2/19/2029	155,791
195,000	Total Capital SA	3.8830	10/11/2028	231,613
				708,933

See accompanying notes to financial statements.

Sage ESG Intermediate Credit ETF
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2020

Par Value		Coupon Rate (%)	Maturity	Fair Value

	BONDS - 96.9% (Continued)
	REIT - 6.1%
$220,000	American Campus Communities Operating Partnership LP	3.6250	11/15/2027	$232,346
240,000	Equinix, Inc.	2.6250	11/18/2024	257,311
200,000	Host Hotels & Resorts LP	3.8750	4/1/2024	208,142
90,000	Simon Property Group LP	2.0000	9/13/2024	93,139
205,000	Simon Property Group LP	3.2500	11/30/2026	225,361
95,000	Simon Property Group LP	3.3750	12/1/2027	102,790
				1,119,089
	RETAIL - DISCRETIONARY - 1.4%
235,000	AutoNation, Inc.	3.5000	11/15/2024	249,520

	SEMICONDUCTORS - 4.9%
212,000	Intel Corp.	2.4500	11/15/2029	230,936
212,000	Intel Corp.	3.1000	7/29/2022	223,687
199,000	QUALCOMM, Inc.	3.2500	5/20/2027	225,169
215,000	Texas Instruments, Inc.	1.3750	3/12/2025	223,084
				902,876
	SOFTWARE - 3.9%
80,000	Citrix Systems, Inc.	4.5000	12/1/2027	91,635
201,000	Oracle Corp.	2.4000	9/15/2023	212,512
205,000	Oracle Corp.	2.9500	11/15/2024	223,269
175,000	Vmware, Inc.	3.9000	8/21/2027	194,423
				721,839
	TECHNOLOGY HARDWARE - 6.3%
129,000	Apple, Inc.	3.0000	11/13/2027	146,490
223,000	Cisco Systems, Inc.	1.8500	9/20/2021	226,499
214,000	Cisco Systems, Inc.	3.0000	6/15/2022	224,728
135,000	Flex Ltd.	4.7500	6/15/2025	151,506
211,000	Hewlett Packard Enterprise Co.	4.4000	10/15/2022	226,301
150,000	Motorola Solutions, Inc.	4.6000	5/23/2029	176,233
				1,151,756
	TECHNOLOGY SERVICES - 2.5%
207,000	Automatic Data Processing, Inc.	3.3750	9/15/2025	234,243
210,000	IHS Markit Ltd.	4.1250	8/1/2023	229,808
				464,051
	TELECOMMUNICATIONS - 4.4%
115,000	AT&T, Inc.	4.3000	2/15/2030	137,511
206,000	Vodafone Group PLC	3.7500	1/16/2024	226,090
195,000	Vodafone Group PLC	4.1250	5/30/2025	223,898
192,000	Vodafone Group PLC	4.3750	5/30/2028	230,113
				817,612
	TRANSPORTATION & LOGISTICS - 2.2%
90,000	FedEx Corp.	3.1000	8/5/2029	99,993
200,000	United Parcel Service, Inc.	2.5000	4/1/2023	210,117
80,000	United Parcel Service, Inc.	2.8000	11/15/2024	87,181
				397,291

	TOTAL BONDS (Cost $16,964,400)			17,805,256

	TOTAL INVESTMENTS - 96.9% (Cost $16,964,400)			$17,805,256
	OTHER ASSETS LESS LIABILITIES - 3.1%			577,393
	NET ASSETS - 100.0%			$18,382,649

LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Limited Company

REIT - Real Estate Investment Trust

*	Variable rate, rate shown represents the rate shown at August 31, 2020.

See accompanying notes to financial statements.

Sage ESG Intermediate Credit ETF
STATEMENT OF ASSETS AND LIABILITIES
August 31, 2020

ASSETS
Investment securities:
At cost	$16,964,400
At fair value	$17,805,256
Cash	461,811
Dividends and interest receivable	143,977
Receivable due from Advisor (a)	31,844
Prepaid expenses	3,287
TOTAL ASSETS	18,446,175

LIABILITIES
Payable to related parties	15,644
Accrued expenses and other liabilities	47,882
TOTAL LIABILITIES	63,526
NET ASSETS	$18,382,649

Net Assets Consist Of:
Paid in capital	$17,342,523
Accumulated earnings	1,040,126
NET ASSETS	$18,382,649

Net Asset Value Per Share:
Shares:
Net Assets	$18,382,649
Shares of beneficial interest outstanding (b)	350,000

Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$52.52

(a)	See footnote 4.

(b)	Unlimited number of shares of beneficial interest authorized, no par value.

See accompanying notes to financial statements.

Sage ESG Intermediate Credit ETF
STATEMENT OF OPERATIONS
For the Year Ended August 31, 2020

INVESTMENT INCOME
Interest	$466,599
TOTAL INVESTMENT INCOME	466,599

EXPENSES
Investment advisory fees	35,831
Professional fees	58,567
Administrative services fees	40,776
Compliance officer fees	27,387
Accounting services fees	18,033
Transfer agent fees	16,313
Trustees’ fees and expenses	13,547
Custodian fees	12,405
Printing and postage expenses	12,126
Insurance expense	726
Other expenses	5,897
TOTAL EXPENSES	241,608

Less: Fees waived and expenses reimbursed by the Advisor	(178,900)
NET EXPENSES	62,708

NET INVESTMENT INCOME	403,891

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investments	403,595
Net change in unrealized appreciation on investments	215,157
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	618,752

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,022,643

See accompanying notes to financial statements.

Sage ESG Intermediate Credit ETF
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	August 31, 2020	August 31, 2019
FROM OPERATIONS
Net investment income	$403,891	$442,692
Net realized gain from investments	403,595	102,998
Net change in unrealized appreciation on investments	215,157	779,351
Net increase in net assets resulting from operations	1,022,643	1,325,041

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid	(598,815)	(447,165)
Net decrease in net assets from distributions to shareholders	(598,815)	(447,165)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	—	2,487,333
Net increase in net assets from shares of beneficial interest	—	2,487,333

TOTAL INCREASE IN NET ASSETS	423,828	3,365,209

NET ASSETS
Beginning of Year	17,958,821	14,593,612
End of Year	$18,382,649	$17,958,821

SHARE ACTIVITY
Shares Sold	—	50,000
Net increase from share activity	—	50,000

See accompanying notes to financial statements.

Sage ESG Intermediate Credit ETF
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	August 31, 2020	August 31, 2019	August 31, 2018 (a)
Net asset value, beginning of period	$51.31	$48.65	$50.00
Activity from investment operations:
Net investment income (b)	1.15	1.40	1.01
Net realized and unrealized gain (loss) on investments	1.77	2.67	(1.46)
Total from investment operations	2.92	4.07	(0.45)
Less distributions from:
Net investment income	(1.17)	(1.41)	(0.90)
Net realized gains	(0.54)	—	—
Total distributions	(1.71)	(1.41)	(0.90)
Net asset value, end of period	$52.52	$51.31	$48.65
Market price, end of period	$52.52	$51.38	$48.63
Total return (c)(d)	5.85%	8.54%	(0.78)%
Market Price Total return (c)(d)	5.70%	8.73%	(0.92)%
Net assets, end of period (000s)	$18,383	$17,959	$14,594
Ratio of gross expenses to average net assets (e)(f)	1.35%	1.29%	1.93%
Ratio of net expenses to average net assets (e)	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets (e)	2.25%	2.84%	2.46%
Portfolio Turnover Rate (c)	106%	69%	65%

(a)	The Sage ESG Intermediate Credit ETF commenced operations on October 31, 2017.

(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Not annualized for periods less than one year.

(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates.

(e)	Annualized.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

See accompanying notes to financial statements.

Sage ESG Intermediate Credit ETF
NOTES TO FINANCIAL STATEMENTS
August 31, 2020

(1)	ORGANIZATION

The Sage ESG Intermediate Credit ETF (the “Fund”), is a diversified series of Northern Lights Fund Trust IV, a Delaware statutory trust organized on June 2, 2015 (the “Trust”). The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The Fund commenced operations on October 31, 2017. The Fund is an passively managed exchange traded fund (“ETF”). The Fund seeks to replicate investment results that generally correspond, before fees and expenses, to the performance of the Sage ESG Intermediate Credit Index.

(2)	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (’‘GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the last bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Other than U.S. Treasury Bills, short-term debt obligations, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or

Sage ESG Intermediate Credit ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
August 31, 2020

equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Investment companies are valued at their respective net asset values as reported by such investment companies (other than those that are exchange-traded). Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the open-end funds. The shares of many closed-end investment companies and ETFs, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or ETF purchased by the Fund will not change.

Exchange Traded Funds – The Fund may invest in ETFs. ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities in which it invests, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Time Deposits – Time deposits are issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the depositor on the date specified with respect to the deposit. Time deposits do not trade in the secondary market prior to maturity. However, some time deposits may be redeemable prior to maturity and may be subject to withdrawal penalties.

In unusual circumstances, securities may be valued at their fair value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Board will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Sage ESG Intermediate Credit ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
August 31, 2020

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of August 31, 2020 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Bonds	$—	$17,805,256	$—	$17,805,256
Total	$—	$17,805,256	$—	$17,805,256

The Fund did not hold any Level 3 securities during the year.

*	Refer to the Schedule of Investments for industry classification.

Security Transactions and Related Income

Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders

Ordinarily, dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually. Dividends from net investment income and distributions from net realized gains are recorded on the ex-dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes

The Fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken for open tax years August 31, 2018 and August 31, 2019 or expected to be taken in the Fund’s August 31, 2020 tax returns. The Fund identifies its major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses

Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification

The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Sage ESG Intermediate Credit ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
August 31, 2020

(3)	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended August 31, 2020 amounted to $18,278,291 and $18,814,480, respectively.

(4)	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Sage Advisory Services LTD Co. serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an Investment Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services, the Fund pays to the Adviser a monthly investment management fee at an annual rate of 0.20% of its average daily net assets. For the year ended August 31, 2020, the Adviser earned $35,831 in investment management fees.

The Adviser, pursuant to an Expense Limitation Agreement (the “Agreement”), has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund until at least December 31, 2020 to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) will not exceed 0.35% of average daily net assets. This Agreement may be terminated by the Board on 60 days’ written notice to the Adviser. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. No reimbursement amount will be paid to the Adviser in any fiscal quarter unless the Board has determined in advance that a reimbursement is in the best interest of the Fund and its shareholders.

For the year ended August 31, 2020, the Adviser waived fees and reimbursed expenses in the amount of $178,900.

As of August 31, 2020, the total amount of expense reimbursement subject to recapture is $468,533, of which $142,906 is subject to recapture through August 31, 2021, $146,727 is subject to recapture through August 31, 2022 and $178,900 is subject to recapture through August 31, 2023, pursuant to the Agreement.

The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor” or “NLD”). The Fund has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to the distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.

No distribution or service fees are currently paid by the Fund, and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Fund.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Adviser (as a part of the unitary fee) pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS and are not paid any fees directly by the Fund for serving in such capacities.

BluGiant, LLC (“BluGiant”), Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Adviser (as a part of the unitary fee).

Northern Lights Compliance Services, LLC (“NLCS”), NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Adviser (as a part of the unitary fee).

On February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the

Sage ESG Intermediate Credit ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
August 31, 2020

Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

(5)	CAPITAL SHARE TRANSACTIONS

Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares. Only Authorized Participants or transactions done through an Authorized Participant are permitted to purchase or redeem Creation Units from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per share of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. In addition, the Fund generally imposes transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Funds in effecting trades, which is payable to the custodian (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). Transactions in capital shares for the Fund are disclosed in the Statements of Changes in Net Assets.

The Transaction Fees for the Fund are listed in the table below:

Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchases*
$500	0.40%

*	The maximum Transaction Fee may be up to 2.00% of the amount invested.

(6)	FUND RISKS

Fluctuation of Net Asset Value Risk- The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the shares on NYSE Arca, Inc. The Adviser cannot predict whether the shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time.

Index Risk – Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Index. Therefore, they would not necessarily sell a security unless that security is removed from the Index, even if that security generally is underperforming.

Fixed Income Risk – When the Fund invests in fixed income securities or derivatives, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

LIBOR Risk – The Fund may invest in securities and other instruments whose interest payments are determined by references to the London Interbank Offered Rate (“LIBOR”). According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the LIBOR setting process. Since the LIBOR scandal came to light, several financial institutions have been fined significant amounts by various financial regulators in connection with allegations of manipulation of LIBOR rates. Other financial institutions in various countries are being investigated for similar actions. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, reduce the value of such securities owned by the Fund.

Sage ESG Intermediate Credit ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
August 31, 2020

LIBOR Transition Risk – The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Fund may be exposed to financial instruments tied to LIBOR to determine investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in the markets for instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

Market Risk – Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, inflation, changes in interest rate levels, lack of liquidity in the markets, volatility in the securities markets, adverse investor sentiment affect the securities markets and political vents affect the securities markets. Securities markets also may experience long periods of decline in value. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

(7)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $16,964,400 and differs from market value by net unrealized appreciation (depreciation) consisted of:

Gross unrealized appreciation:	$842,957
Gross unrealized depreciation:	(2,101)
Net unrealized appreciation:	$840,856

The tax character of distributions paid during the fiscal years ended August 31, 2020 and August 31, 2019 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	August 31, 2020	August 31, 2019
Ordinary Income	$464,800	$447,165
Long-Term Capital Gain	134,015	—
Return of Capital	—	—
	$598,815	$447,165

As of August 31, 2020, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$83,736	$115,534	$—	$—	$—	$840,856	$1,040,126

Sage ESG Intermediate Credit ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
August 31, 2020

At August 31, 2020, the Fund utilized capital loss carry forwards for federal income tax purposes as follows:

Non-Expiring	Non-Expiring		CLCF
Short-Term	Long-Term	Total	Utilized
$—	$—	$—	$28,351

(8)	SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Northern Lights Fund Trust IV and
Shareholders of Sage ESG Intermediate Credit ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Sage ESG Intermediate Credit ETF, a series of Northern Lights Fund Trust IV, including the schedule of investments, as of August 31, 2020, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the two years in the period then ended and for the period from October 31, 2017 (commencement of operations) to August 31, 2018, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Sage ESG Intermediate Credit ETF as of August 31, 2020, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from October 31, 2017 to August 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit s. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2018.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 26, 2020

Sage ESG Intermediate Credit ETF
ADDITIONAL INFORMATION (Unaudited)
August 31, 2020

Renewal of the Investment Advisory Agreement with Sage Advisory Services, LTD Co. with respect to Sage ESG Intermediate Credit ETF

In connection with the Meeting of the Board of Trustees (the “Trustees”) of Northern Lights Fund Trust IV (the “Trust”), held on July 14, 2020 – July 15, 2020, the Trustees, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), discussed the renewal of an investment advisory agreement (the “SAS Advisory Agreement”) between Sage Advisory Services, LTD Co. (“SAS”) and the Trust, with respect to Sage ESG Intermediate Credit ETF (the “Fund”). In considering the renewal of the SAS Advisory Agreement, the Trustees received materials specifically relating to the SAS Advisory Agreement.

The Trustees reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the approval of the SAS Advisory Agreement. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the SAS Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the SAS Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that SAS has approximately $14.2 billion in assets under management and has been in operation since 1996 and the firm’s experience with managing taxable fixed income securities. The Trustees noted the uniqueness of the investment strategies and time and research put into constructing and maintaining the index. The Trustees further noted that the experience of the management team and noted the management team’s commitment to ESG focused investing. The Trustees concluded that SAS was expected to continue to provide high quality service to the Fund and its shareholders.

Performance. The Trustees considered the Fund’s performance over the one year and since inception periods and the Trustees noted it underperformed its Morningstar category median and its Broadridge peer group median for both periods but was within the peer group range. The Trustees noted that the funds included in the peer group and Morningstar category have portfolios that consist of securities with longer duration which impact the comparison of fund returns. In addition, the Trustees further noted the short performance period. The Trustees concluded that the performance obtained by SAS for the Fund was satisfactory.

Fees and Expenses. The Trustees noted that SAS advisory fee of 0.20% was in line with the Broadridge peer group median and average and higher than the average fee charged by funds in its Morningstar category. The Trustees discussed the Fund’s 0.35% net expense ratio, which was higher than both the peer group and Morningstar category averages of 0.23% and 0.16%, respectively, but well below the Morningstar category high of 0.58%. The Trustees considered the fact that on an absolute basis, the advisory fee and total expense ratio was low, especially for a registered fund of the Fund’s size. Given these considerations, the Trustees concluded that the advisory fee was not unreasonable.

Profitability. The Trustees reviewed a profitability analysis and financial information provided by SAS. The Trustees found that SAS was managing the Fund at a loss. The Trustees concluded, after further discussion of the profitability analysis provided, that excessive profitability from SAS’s relationship with the Fund was not an issue at this time.

Economies of Scale. The Trustees noted that the Fund’s growth had not been at a rate that would allow SAS to realize economics of scale. The Trustees concluded that absence of breakpoints was acceptable at this time.

Conclusion. Having requested and received such information from SAS as the Trustees believed to be reasonably necessary to evaluate the terms of the SAS Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee was not unreasonable and that renewal of the SAS Advisory Agreement was in the best interests of the shareholders of the Fund.

Sage ESG Intermediate Credit ETF
SUPPLEMENTAL INFORMATION (Unaudited)
August 31, 2020

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the year ended August 31, 2020, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

Sage ESG Intermediate Credit ETF
EXPENSE EXAMPLES (Unaudited)
August 31, 2020

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2020 to August 31, 2020 (the ’‘period’’).

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ’‘Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions on purchases or sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending	Expenses Paid	Expense Ratio
	Value	Account Value	During the Period	During the Period
Actual	3/1/20	8/31/20	3/1/20 – 8/31/20*	3/1/20 – 8/31/20
	$1,000.00	$1,028.60	$1.78	0.35%

	Beginning Account	Ending	Expenses Paid	Expense Ratio
Hypothetical	Value	Account Value	During the Period	During the Period
(5% return before expenses)	3/1/20	8/31/20	3/1/20 – 8/31/20*	3/1/20 – 8/31/20
	$1,000.00	$1,023.38	$1.78	0.35%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (366).

Sage ESG Intermediate Credit ETF
SUPPLEMENTAL INFORMATION (Unaudited)
August 31, 2020

The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Joseph Breslin Year of Birth: 1953	Independent Trustee and Chairman of the Board since 2015	President and Consultant, Adviser Counsel, Inc. (formerly J.E. Breslin & Co.) (management consulting firm to investment advisers), (since 2009); Senior Counsel, White Oak Global Advisors, LLC. (since 2016).	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Director, Kinetics Mutual Funds, Inc. (since 2000); Trustee, Kinetics Portfolios Trust (since 2000); Trustee, Forethought Variable Insurance Trust (since 2013); Trustee, BlueArc Multi-Strategy Fund (2014-2017); Hatteras Trust (2004-2016).
Thomas Sarkany Year of Birth: 1946	Independent Trustee since 2015	Founder and President, TTS Consultants, LLC (financial services) (since 2010).	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Arrow Investments Trust (since 2014), Arrow ETF Trust (since 2012), Trustee, Northern Lights Fund Trust II (since 2011); Director, Aquila Distributors (since 1981).
Charles Ranson Year of Birth: 1947	Independent Trustee since 2015	Principal, Ranson & Associates (strategic analysis and planning, including risk assessment and capital formation for entrepreneurial ventures) (since 2003).	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Advisors Preferred Trust (since November 2012).

8/31/20 – NLFT IV_v1

Sage ESG Intermediate Credit ETF
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
August 31, 2020

Officers

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Wendy Wang Year of Birth: 1970	President since 2015	Senior Vice President, Director of Tax and Compliance Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Sam Singh Year of Birth: 1976	Treasurer since 2015	Vice President, Gemini Fund Services, LLC (since 2015); Assistant Vice President, Gemini Fund Services, LLC (2011-2014).	N/A	N/A
Jennifer Farrell Year of Birth: 1969	Secretary since 2017	Manager, Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (since 2015); Legal Trainer, Gemini Fund Services, LLC (2013-2015); Senior Paralegal, Gemini Fund Services, LLC (2006-2012).	N/A	N/A
James Ash Year of Birth: 1976	Chief Compliance Officer since 2019	Senior Compliance Officer, Northern Lights Compliance, LLC (since 2019); Senior Vice President, National Sales Gemini Fund Services, LLC (2017-2019); Senior Vice President and Director of Legal Administration, Gemini Fund Services, LLC (2012 - 2017).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of August 31, 2020, the Trust was comprised of 18 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-724-3911.

8/31/20 – NLFT IV_v1

PRIVACY NOTICE

Northern Lights Fund Trust IV

Rev. August 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST IV DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust IV chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust IV share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust IV

What we do:
How does Northern Lights Fund Trust IV protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust IV collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust IV does not jointly market.

Proxy Voting Policy

Information regarding how the Fund votes proxies relating to portfolio securities for the twelve month period ended June 30 as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-888-724-3911 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period . Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-888-724-3911.

Adviser
Sage Advisory Services LTD Co.
5900 Southwest Parkway
Building 1
Austin, TX 78735-6202

Administrator
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022-3474

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which contains information about the Fund’s investment objective, risks, fees and expenses. Investors are reminded to read the prospectus carefully before investing in the Fund.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Joseph Breslin is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Breslin is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2020       $12,900

2019       $12,900

(b)	Audit-Related Fees

2020 – None

2019 – None

(c)	Tax Fees

2020       $2,600

2019       $2,600

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2020 - None

2019 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2020	2019
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2020 - $0

2019 - $0

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust IV

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 11/6/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 11/6/20

By (Signature and Title)

/s/ Sam Singh

Sam Singh, Principal Financial Officer/Treasurer

Date 11/6/20